                                   EXHIBIT 21
                             AS OF DECEMBER 31, 2003

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         10 Moons at POP, Inc.                                                                      CA
         1227844 Ontario Ltd.                                                                       Canada (Ontario)
         4G Media Led.                                                                              BVI
         4G Media Ltd.                                                                              Turks & Caicos
         4MC Limited                                                                                UK
         4MC Radiant, Inc.  [dba Radiant Software]                                                  DE
         4MC-Burbank, Inc. [dba Level 3 Post; Digital Transform]                                    DE
         525 Holdings, Inc.                                                                         CA
         525 Studios, LLC                                                                           CA
         A.F. Associates, Inc.                                                                      DE
         ACTV Entertainment, Inc.                                                                   NY
         ACTV Intellocity GmbH                                                                      Germany
         ACTV International BV                                                                      Netherlands
         ACTV, Inc.                                                                                 DE
         Advision, LLC                                                                              DE
         AEI Collingham Holdings Co. Ltd.                                                           Cayman
         AEI France S.P.R.L.                                                                        France
         AEI Holding Inc.                                                                           Cayman
         AEI Music Eastern Europe B.V.                                                              Netherlands
         AEI Music Europe BV                                                                        Netherlands
         AEI Music Network, Inc.                                                                    WA
         AEI Reditune Music BV                                                                      Netherlands
         AEI Satellite Media Polska                                                                 Poland
         AEI Satellite Media Spo.                                                                   Czech Republic
         AFA Products Group, Inc.                                                                   NJ
         Affiliate  Marks Investment, Inc.                                                          DE
         Affiliate Investment, Inc.                                                                 DE
         Affiliate Relations Holdings, Inc.                                                         DE
         Affiliate Sales & Marketing, Inc.                                                          DE
         AGI LLC                                                                                    DE
         Anderson Video Company                                                                     DE
         Aries Pictures LLC                                                                         CO

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         Ascent Entertainment Group, Inc.                                                           DE
         Ascent Media (Singapore) Pte. Ltd.                                                         Singapore
         Ascent Media Debt, Inc.                                                                    DE
         Ascent Media Europe Limited                                                                UK
         Ascent Media Group Limited                                                                 UK
         Ascent Media Group, Inc.                                                                   DE
         Ascent Media Holdings Limited                                                              UK
         Ascent Media Holdings Ltd.                                                                 Sinapore
         Ascent Media Limited                                                                       UK
         Ascent Media Network Services, Inc.                                                        CA
         Ascent Media Pte. Ltd.                                                                     Sinapore
         Ascent Media Systems and Technology Services, LLC                                          DE
         Associated American Artists, Inc.                                                          NY
         Associated Information Services Corporation                                                DE
         Associated PCN Company
         Associated PCN Holding Corporation                                                         DE
         Associated SMR, Inc.                                                                       DE
         Background Music BV                                                                        Netherlands
         BC Holdings, Inc.                                                                          CO
         BDTV II Inc.                                                                               DE
         BDTV III Inc.                                                                              DE
         BDTV Inc.                                                                                  DE
         BDTV IV, Inc.                                                                              DE
         BET Movies/STARZ!3, LLC                                                                    DE
         BettingCorp. UK Ltd.                                                                       UK
         Bob Magness, Inc.                                                                          WY
         Cable Programme Partners (1) Limited                                                       UK
         CableSoft Corporation                                                                      DE
         Canales n Spanish Group LLC                                                                CO
         CDirect Mexico I, Inc.                                                                     DE
         CDirect Mexico II, Inc.                                                                    DE
         CDP, LLC                                                                                   CA
         Chinese Movie and Drama Channel Venture LLC                                                CO
         Cinram-POP DVD Center LLC [dba Stream; Stream Santa Monica; Stream Los Angeles;            CA
             Stream Hollywood]
         Commerce Technologies, Inc.                                                                NY

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         Communication Capital Corp.                                                                DE
         Company 11 Productions                                                                     CA
         Company 3 New York, Inc.                                                                   DE
         Company 3, Inc.                                                                            DE
         CV American Holdings LLC                                                                   DE
         CV Directo de Mexico S. de R.L. de C.V.                                                    Mexico
         CVN Companies, Inc.                                                                        MN
         CVN Direct Marketing Corp.                                                                 MN
         CVN Distribution Co., Inc.                                                                 MN
         CVN Management, Inc.                                                                       MN
         CVN Michigan, Inc.                                                                         MN
         Diamonique Corp.                                                                           NJ
         Diamonique Corporation                                                                     PA
         Digital Doctors LLC                                                                        DE
         Digital Magic Company                                                                      DE
         Digital Sound & Picture, Inc.                                                              DE
         DMX Music                                                                                  Germany
         DMX Music Australia Pty Limited                                                            Australia
         DMX Music Canada, Inc.                                                                     BC
         DMX Music Choice Investment Co.                                                            UK
         DMX Music Germany GmbH                                                                     Germany
         DMX Music GmbH & Co.                                                                       Germany
         DMX Music Ltd.                                                                             UK
         DMX Music UK Ltd.                                                                          UK
         DMX Music, Inc.                                                                            DE
         DMX Music-Brazil Ltda.                                                                     Brazil
         Dry Creek Productions LLC                                                                  CO
         E-Mind S.A.
         Enalur S.A.                                                                                CHILE
         Enalur S.A.                                                                                URUGUAY
         Encore Asia, Inc.                                                                          CO
         Encore Australia Management, Inc.                                                          DE
         Encore ICCP Investments LLC                                                                CO
         Encore ICCP, Inc.                                                                          CO
         Encore International Newco, Inc.                                                           CO
         Encore International, Inc.                                                                 CO

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         Equipment OCV, Inc.                                                                        DE
         ER Development International, Inc.                                                         PA
         ER Marks, Inc.                                                                             DE
         Europe Acquisition, Inc.                                                                   DE
         EZShop International, Inc.                                                                 DE
         FilmCore Editorial Los Angeles LLC                                                         CA
         FilmCore Editorial San Francisco LLC                                                       CA
         Four Media Company                                                                         DE
         Group W Broadcast Pte. Ltd.                                                                Sinapore
         Health Ventures Partners G.P.                                                              PA
         Hotel Digital Network Inc.
         Hunan Cable Television Corporation                                                         CO
         HyperTV Networks, Inc.                                                                     DE
         HyperTV with Livewire, LLC                                                                 DE
         IC Marks, Inc.                                                                             DE
         IDT Investments, Inc.                                                                      NV
         IDT United, Inc.                                                                           DE
         IM Experience, Inc.                                                                        PA
         Influence Marketing Corp [dba QVC @ theMall] [Unlimited Liability Corp.]                   Nova Scotia
         Influence Marketing Services, Inc.                                                         Canada (Ontario)
         Ingenius                                                                                   CO
         Innovative Retailing, Inc.                                                                 DE
         Intellocity USA, Inc.                                                                      DE
         Interactive Technology Acquisitions, Inc.                                                  DE
         Interactive Technology Holdings, L.L.C.                                                    DE
         Interactive Television Network, Inc.                                                       CO
         International Cable Channels Partnership, Ltd. [lp]                                        CO
         INtessera LLC                                                                              DE
         Inversiones United Latin America Ltda.                                                     CHILE
         iQVC GmbH                                                                                  Germany
         KSI, Inc.                                                                                  DE
         Latin America Media Distribution S.C.A.                                                    Uruguay
         LBTW I, Inc.                                                                               CO
         LBTW II, Inc.                                                                              CO
         LBTW III, Inc.                                                                             CO

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         LDIG Aloy, Inc.                                                                            DE
         LDIG Cars, Inc.                                                                            DE
         LDIG Enter, Inc.                                                                           DE
         LDIG Film, Inc.                                                                            DE
         LDIG Financing LLC                                                                         DE
         LDIG Food, Inc.                                                                            DE
         LDIG Gamenet, Inc.                                                                         DE
         LDIG House, Inc.                                                                           DE
         LDIG ICTV Corp.                                                                            DE
         LDIG Koz, Inc.                                                                             DE
         LDIG Music Online II, Inc.                                                                 DE
         LDIG Music Online, Inc.                                                                    DE
         LDIG NL, Inc.                                                                              DE
         LDIG Online Retail, Inc.                                                                   DE
         LDIG Order, Inc.                                                                           DE
         LDIG OTV, Inc.                                                                             DE
         LDIG Respond, Inc.                                                                         DE
         LDIG UGON, Inc.                                                                            DE
         Liberty Academic Systems Holdings, Inc.                                                    CO
         Liberty AEG, Inc.                                                                          DE
         Liberty Aero, LLC                                                                          DE
         Liberty AGI Holdings, Inc.                                                                 DE
         Liberty AGI, Inc.                                                                          DE
         Liberty Animal, Inc.                                                                       DE
         Liberty ANTC, Inc.                                                                         CO
         Liberty ARC, Inc.                                                                          DE
         Liberty Associated Holdings LLC                                                            DE
         Liberty Associated, Inc.                                                                   DE
         Liberty Astro, Inc.                                                                        DE
         Liberty ATCL, Inc.                                                                         CO
         Liberty Auction Holdings LLC                                                               DE
         Liberty Auction, Inc.                                                                      DE
         Liberty BBandnow Holdings, LLC                                                             DE
         Liberty BBandnow, Inc.                                                                     DE

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         Liberty Belgium, Inc.                                                                      DE
         Liberty BETI, Inc.                                                                         DE
         Liberty Brasil DTH, LTDA.                                                                  BRAZIL
         Liberty Brazil Bonds, Inc.                                                                 DE
         Liberty Brazil DTH, Inc,                                                                   CO
         Liberty Broadband Interactive Television, Inc.                                             DE
         Liberty Broadcasting, Inc.                                                                 OR
         Liberty Cable Programme Partners, Inc.                                                     CO
         Liberty Cablevision Argentina, LLC                                                         DE
         Liberty Cablevision of Puerto Rico, Inc.                                                   DE
         Liberty Centennial Holdings, Inc.                                                          DE
         Liberty Challenger, LLC                                                                    DE
         Liberty Chile, Inc.                                                                        CO
         Liberty Citation, Inc.                                                                     DE
         Liberty CJR, Inc.                                                                          DE
         Liberty CM, Inc.                                                                           DE
         Liberty CNBC, Inc.                                                                         CO
         Liberty CNDT, Inc.                                                                         DE
         Liberty Comunicaciones de Chile Uno Limitada                                               CHILE
         Liberty Court II, Inc.                                                                     CO
         Liberty Court, Inc.                                                                        WY
         Liberty Crown, Inc.                                                                        DE
         Liberty CSG Cash, LLC                                                                      DE
         Liberty CSG Warrants, LLC                                                                  DE
         Liberty CV, Inc.                                                                           DE
         Liberty Denver Arena LLC                                                                   DE
         Liberty Digital Health Group, LLC                                                          CO
         Liberty Digital, Inc.                                                                      DE
         Liberty Digital, LLC                                                                       DE
         Liberty DMX, Inc.                                                                          CO
         Liberty DS, Inc.                                                                           DE
         Liberty Equator, Inc.                                                                      DE
         Liberty ETC Holdings, LLC                                                                  DE
         Liberty ETC, LLC                                                                           DE
         Liberty Europe, Inc.                                                                       CO

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         Liberty EVNT, Inc.                                                                         DE
         Liberty FA Holdings, Inc.                                                                  DE
         Liberty Falcon, LLC                                                                        DE
         Liberty Finance LLC                                                                        DE
         Liberty Flex Holdings Limited                                                              UK
         Liberty Geonet, Inc.                                                                       DE
         Liberty GI II, Inc.                                                                        DE
         Liberty GI, Inc.                                                                           DE
         Liberty GIC. Inc.                                                                          CO
         Liberty Global, Inc.                                                                       CO
         Liberty Holdings Chile, Inc.                                                               DE
         Liberty Holdings Europe, Inc.                                                              CO
         Liberty Holdings Japan, Inc.                                                               CO
         Liberty Home Shop International, Inc.                                                      CO
         Liberty HSN II, Inc.                                                                       DE
         Liberty HSN LLC Holdings, Inc.                                                             DE
         Liberty IATV Events, Inc.                                                                  DE
         Liberty IATV Holdings, Inc.                                                                DE
         Liberty IATV, Inc.                                                                         DE
         Liberty IB, Inc.                                                                           DE
         Liberty IB2, LLC                                                                           DE
         Liberty ICGX, Inc.                                                                         DE
         Liberty ICOMM, Inc.                                                                        DE
         Liberty IDTC Holdings 2, Inc.                                                              DE
         Liberty IDTC Holdings 3, Inc.                                                              DE
         Liberty IDTC Holdings, Inc.                                                                DE
         Liberty IDTC, Inc.                                                                         DE
         Liberty IDTel, Inc.                                                                        DE
         Liberty IDTMED, Inc.                                                                       DE
         Liberty IFE, Inc.                                                                          CO
         Liberty Interactive Technologies, Inc.                                                     DE
         Liberty International B-L LLC                                                              DE
         Liberty International Cable Management, Inc.                                               CO
         Liberty International Chile, Inc.                                                          DE
         Liberty International DLA, Inc.                                                            DE

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         Liberty International DTH, Inc.                                                            CO
         Liberty IPIX, Inc.                                                                         DE
         Liberty Ireland AL, Inc.                                                                   CO
         Liberty Ireland Funding, LLC                                                               DE
         Liberty Ireland Holdings LLC                                                               CO
         Liberty Ireland Limited Liability Company                                                  UT
         Liberty J - Sports, Inc.                                                                   DE
         Liberty Japan II, Inc.                                                                     DE
         Liberty Japan III, Inc.                                                                    DE
         Liberty Japan IV, Inc.                                                                     DE
         Liberty Japan, Inc.                                                                        DE
         Liberty Java, Inc.                                                                         CO
         Liberty Jupiter Finance, Inc.                                                              DE
         Liberty Jupiter, Inc.                                                                      DE
         Liberty Kabel Holding, Inc.                                                                DE
         Liberty Kabel, Inc.                                                                        DE
         Liberty Kanto, Inc.                                                                        DE
         Liberty KASTR Corp.                                                                        DE
         Liberty KI, Inc.                                                                           DE
         Liberty KV Holdings, Inc.                                                                  DE
         Liberty KV Partners I, LLC                                                                 DE
         Liberty Latin Partners, Inc.                                                               DE
         Liberty Latin Programming Ltd.                                                             CAYMAN ISLANDS
         Liberty Lightspan Holdings, Inc.                                                           CO
         Liberty Livewire Limited                                                                   UK
         Liberty Livewire LLC                                                                       DE
         Liberty LQ VII, Inc.                                                                       DE
         Liberty LSAT II, Inc.                                                                      DE
         Liberty LSAT, Inc.                                                                         DE
         Liberty LWR, Inc.
         Liberty MCNS Holdings, Inc.                                                                CO
         Liberty Media Corporation                                                                  DE
         Liberty Media International Limited                                                        UK
         Liberty Media International, LLC.                                                          DE
         Liberty Medscholar, Inc.                                                                   DE
         Liberty Mexico DTH, Inc.                                                                   CO

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         Liberty MicroUnity Holdings, Inc.                                                          CO
         Liberty MLP, Inc.                                                                          CO
         Liberty Movies Australia Pty. Limited                                                      AUSTRALIA
         Liberty Multicountry DTH, Inc.                                                             CO
         Liberty N2P II, Inc.                                                                       DE
         Liberty N2P III, Inc.                                                                      DE
         Liberty N2P, Inc.                                                                          DE
         Liberty NC II, Inc.                                                                        DE
         Liberty NC III, Inc.                                                                       DE
         Liberty NC IV, Inc.                                                                        DE
         Liberty NC IX, Inc.                                                                        DE
         Liberty NC V, Inc.                                                                         DE
         Liberty NC VI, Inc.                                                                        DE
         Liberty NC VII, Inc.                                                                       DE
         Liberty NC VIII, Inc.                                                                      DE
         Liberty NC X, Inc.                                                                         DE
         Liberty NC XI, Inc.                                                                        DE
         Liberty NC XII, Inc.                                                                       DE
         Liberty NC XIII, Inc.                                                                      DE
         Liberty NC, Inc.                                                                           DE
         Liberty NEA, Inc.                                                                          DE
         Liberty Next, Inc.                                                                         DE
         Liberty NP, Inc.                                                                           DE
         Liberty Online Health KI Holdings, Inc.                                                    CO
         Liberty Online Health RN Holdings, Inc.                                                    CO
         Liberty Pan American Sports, Inc.                                                          DE
         Liberty PCAG, Inc.                                                                         DE
         Liberty PCLN, Inc.                                                                         DE
         Liberty PL, Inc.                                                                           DE
         Liberty PL2, Inc.                                                                          DE
         Liberty PL3, LLC                                                                           DE
         Liberty Poland, Inc.                                                                       CO
         Liberty PR, Inc.                                                                           DE
         Liberty Prime, Inc.                                                                        DE
         Liberty Programming Argentina, Inc.                                                        DE
         Liberty Programming Australia, Inc.                                                        CO

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         Liberty Programming Company LLC                                                            DE
         Liberty Programming Development LLC                                                        DE
         Liberty Programming Japan, Inc.                                                            DE
         Liberty Programming South America, Inc.                                                    DE
         Liberty Programming UK, Inc.                                                               CO
         Liberty Property Holdings, Inc.                                                            DE
         Liberty QS, Inc.                                                                           DE
         Liberty QVC Holding, LLC                                                                   DE
         Liberty QVC, Inc.                                                                          CO
         Liberty Replay, Inc.                                                                       DE
         Liberty Satellite & Technology, Inc.                                                       DE
         Liberty Satellite Brazil Bonds, Inc.                                                       DE
         Liberty Satellite, LLC                                                                     DE
         Liberty SEG Acquisition Sub, LLC [dba Soundelux DMG - Design Music Group;                  DE
             Soundelux Hollywood; Modern Music; Soundelux Microphones; The Hollywood Edge;
             Signet Soundelux Studios; Vine Street Studios; Soundelux Audio Publishing; Cyber-Buzz]
         Liberty SMTRK of Texas, Inc.                                                               CO
         Liberty SMTRK, LLC                                                                         DE
         Liberty South America, SRL                                                                 ARGENTINA
         Liberty Sports, Inc.                                                                       CO
         Liberty Sportsouth, Inc.                                                                   GA
         Liberty Tower, Inc.                                                                        DE
         Liberty TP Holdings, Inc.                                                                  DE
         Liberty TP Investment, LLC                                                                 DE
         Liberty TP LLC                                                                             DE
         Liberty TP Management, Inc.                                                                DE
         Liberty TSAT, Inc.                                                                         DE
         Liberty TW, LLC                                                                            CO
         Liberty TWSTY Bonds, Inc.                                                                  DE
         Liberty TWSTY Holdings 9, Inc.                                                             DE
         Liberty TWSTY Holdings II, Inc.                                                            DE
         Liberty TWSTY Holdings, Inc.                                                               CO
         Liberty TWSTY, Inc.                                                                        DE
         Liberty UCOMA, LLC                                                                         DE
         Liberty UK Radio, Inc.                                                                     CO
         Liberty UK, Inc.                                                                           CO

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         Liberty UPCOY, Inc.                                                                        CO
         Liberty Uruguay, Inc.                                                                      DE
         Liberty VF, Inc.                                                                           DE
         Liberty Virtual I/O, Inc.                                                                  CO
         Liberty VIV II, Inc.                                                                       DE
         Liberty VIV, Inc.                                                                          DE
         Liberty WDIG, Inc.                                                                         DE
         Liberty Webhouse, Inc.                                                                     DE
         Liberty WF Holdings LLC                                                                    DE
         Liberty WF, Inc.                                                                           DE
         Liberty Wireless 1, Inc.                                                                   DE
         Liberty Wireless 10, Inc.                                                                  DE
         Liberty Wireless 11, Inc.                                                                  DE
         Liberty Wireless 2, Inc.                                                                   DE
         Liberty Wireless 3, Inc.                                                                   DE
         Liberty Wireless 4, Inc.                                                                   DE
         Liberty Wireless 5, Inc.                                                                   DE
         Liberty Wireless 6, Inc.                                                                   DE
         Liberty Wireless 7, Inc.                                                                   DE
         Liberty Wireless 8, Inc.                                                                   DE
         Liberty Wireless 9, Inc.                                                                   DE
         Liberty XMSR, Inc.                                                                         DE
         Liberty/Fox Southeast LLC                                                                  DE
         LMC AGI, LLC                                                                               DE
         LMC Animal Planet, Inc.                                                                    CO
         LMC Bay Area Sports, Inc.                                                                  CO
         LMC BET Holdings LLC                                                                       DE
         LMC BET, Inc.                                                                              CO
         LMC Capital LLC                                                                            DE
         LMC Denver Arena, Inc.                                                                     DE
         LMC Digital, Inc.                                                                          CO
         LMC Discovery, Inc.                                                                        CO
         LMC E! Entertainment, Inc.                                                                 CO
         LMC IATV Events, LLC                                                                       DE
         LMC Information Services, LLC                                                              DE
         LMC International, Inc.                                                                    CO

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         LMC Music, Inc.                                                                            CO
         LMC Radio Ltd.                                                                             UK
         LMC Regional Sports, Inc.                                                                  CO
         LMC Request, Inc.                                                                          CO
         LMC Silver King, Inc.                                                                      CO
         LMC Southeast Sports, Inc.                                                                 CO
         LMC UCOMA, Inc.                                                                            DE
         LMC USA I, Inc.                                                                            DE
         LMC USA IX, Inc.                                                                           DE
         LMC USA VI, Inc.                                                                           DE
         LMC USA VII, Inc.                                                                          DE
         LMC USA VIII, Inc.                                                                         DE
         LMC USA X, Inc.                                                                            DE
         LMC USA XI, Inc.                                                                           DE
         LMC USA XII, Inc.                                                                          DE
         LMC USA XIII, Inc.                                                                         DE
         LMC USA XIV, Inc.                                                                          DE
         LMC USA XV, Inc.                                                                           DE
         LMC Wireless 1, LLC                                                                        DE
         LMC Wireless 2, LLC                                                                        DE
         LMC Wireless 3, LLC                                                                        DE
         LMC Wireless 4, LLC                                                                        DE
         LMC Wireless 5, LLC                                                                        DE
         LMC Wireless 6, LLC                                                                        DE
         LMC Wireless Holdings, Inc.                                                                DE
         LMC Wireless IV, LLC                                                                       DE
         LMC/LSAT Holdings, Inc.                                                                    DE
         LMI Programming South America S.A.                                                         Uruguay
         LMI/LSAT Holdings, Inc.                                                                    DE
         LQ I, Inc.                                                                                 CO
         LQ II, Inc.                                                                                CO
         LQ III, Inc.                                                                               DE
         LQ IV, Inc.                                                                                DE
         LQ V, Inc.                                                                                 DE
         LQ VI, Inc.                                                                                DE
         LSAT Astro Holdings, Inc.                                                                  DE

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         LSAT Astro LLC                                                                             DE
         LSAT Techco Financing, Inc.                                                                DE
         LTP Wireless 1, LLC                                                                        DE
         LTWX I, Inc.                                                                               CO
         LTWX II, Inc.                                                                              CO
         LTWX III, Inc.                                                                             CO
         LTWX IV, Inc.                                                                              CO
         LTWX V, Inc.                                                                               CO
         MacNeil/Lehrer Productions [gp]                                                            NY
         Maxide Acquisition, Inc.                                                                   DE
         Medscholar Digital Networks LLC (ceased operations 1/1/01)                                 DE
         Meridian Sound, LLC                                                                        DE
         MGM Gold Networks (Asia) BV                                                                Netherlands
         MGM Gold Networks Asia, LLC                                                                DE
         Microwave Holdings, L.L.C.                                                                 DE
         Modern Music Magic, LLC                                                                    DE
         MSCL, Inc. [dba Enciore Video; Riot; E-Finish]                                             CA
         Multitel S.A.                                                                              BOLIVIA
         New LMC ARC, Inc.                                                                          DE
         Old UGC, Inc.                                                                              De
         On Command Argentina, SRL
         On Command Canada, Inc.
         On Command Corporation                                                                     DE
         On Command Development Corporation                                                         DE
         On Command Video Corporation                                                               DE
         ONCO-HTV, Inc.                                                                             DE
         OpenGaming Ltd.                                                                            Israel
         OpenPlay (BVI) Ltd.                                                                        BVI
         OpenTV AG                                                                                  Switzerland
         OpenTV Asia-Pacific K.K.                                                                   Japan
         OpenTV Australia Pty. Ltd.                                                                 Australia
         OpenTV Beijing Representative Office                                                       DE
         OpenTV Corp.                                                                               British Virgin Islands
         OpenTV Europe S.A.S.                                                                       France
         OpenTV GmbH                                                                                Germany
         OpenTV Holding N.V.                                                                        Netherlands Antilles

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         OpenTV Holdings B.V.                                                                       Netherlands
         OpenTV Hong Kong Pte Limited                                                               Hong Kong
         OpenTV Iberia SL                                                                           Spain
         OpenTV Interactive Software (Beijing) Co. Ltd.                                             China
         OpenTV UK Limited                                                                          UK
         OpenTV US Holdings Inc.                                                                    DE
         OpenTV US Investments, Inc.                                                                DE
         OpenTV, Inc.                                                                               DE
         Paradigm Music Entertainment Company                                                       DE
         Peru GlobalCom SA                                                                          PERU
         Pilot Programme Investments Limited                                                        UK
         Pioneer Studios, Inc.                                                                      DE
         POP Animation                                                                              CA
         Pramer S.C.A.                                                                              ARGENTINA
         Puerto Rico Video Entertainment Corporation                                                DE
         Purple Demon, Inc.                                                                         NY
         Q Fit, Inc.                                                                                DE
         Q The Music, Inc.                                                                          DE
         Q2, Inc.                                                                                   NY
         QC Marks, Inc.                                                                             DE
         QDirect Ventures, Inc.                                                                     DE
         QExhibits, Inc.                                                                            DE
         QFlight, Inc.                                                                              DE
         QHealth, Inc.                                                                              DE
         QK Holdings, Inc.                                                                          DE
         QVC (Unlimited)                                                                            Great Britain
         QVC Britain [English Unlimited Liability Company]                                          England
         QVC Britain I, Inc.                                                                        DE
         QVC Britain II, Inc.                                                                       DE
         QVC Britain III, Inc.                                                                      DE
         QVC Call Center GmbH & Co. KG                                                              Germany
         QVC Call Center Verwaltungs-GmbH                                                           Germany
         QVC Chesapeake, Inc.                                                                       VA
         QVC China Domain Limited                                                                   Hong Kong
         QVC China, Inc.                                                                            DE
         QVC de Mexico de S. de R.L. de C.V.                                                        Mexico

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         QVC Delaware, Inc.                                                                         DE
         QVC Deutschland GmbH                                                                       Germany
         QVC eDistribution Inc. & Co. KG                                                            Germany
         QVC EDV-Service GmbH                                                                       Germany
         QVC eService Inc. & Co. KG                                                                 Germany
         QVC Germany I, Inc.                                                                        DE
         QVC Germany II, Inc.                                                                       DE
         QVC Grundstucksverwaltungs GmbH                                                            Germany
         QVC Handel GmbH                                                                            Germany
         QVC Handel GmbH (partnership)                                                              Germany
         QVC Holdings, Inc.                                                                         DE
         QVC International, Inc.                                                                    DE
         QVC Investment, Inc.                                                                       CO
         QVC Japan Holdings, Inc.                                                                   DE
         QVC Japan Services, Inc.                                                                   DE
         QVC Japan, Inc.                                                                            Japan
         QVC Local, Inc.                                                                            DE
         QVC Mexico II, Inc.                                                                        DE
         QVC Mexico III, Inc.                                                                       DE
         QVC Mexico, Inc.                                                                           DE
         QVC Middle East, Inc.                                                                      DE
         QVC of Thailand, Inc.                                                                      DE
         QVC Productworks, Inc.                                                                     DE
         QVC Properties, Inc.                                                                       Britain
         QVC Publishing, Inc.                                                                       DE
         QVC Realty, Inc.                                                                           PA
         QVC Rocky Mount, Inc.                                                                      NC
         QVC RS Naples, Inc.                                                                        FL
         QVC San Antonio, Inc.                                                                      TX
         QVC Satellite, Ltd                                                                         Japan
         QVC St. Lucie, Inc.                                                                        FL
         QVC Studio GmbH                                                                            Germany
         QVC Virginia, Inc.                                                                         VA
         QVC, Inc.                                                                                  DE
         QVC, Inc.                                                                                  DE

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         RapiX Tecnologia e Internet Ltda.                                                          BRAZIL
         Rediffusion Music Ltd.                                                                     UK
         Reditune Achergrondmuzlirk en Reklame BV                                                   Netherlands
         Request Holdings, Inc.                                                                     DE
         Research Enterprises, Inc.                                                                 CO
         RS Marks, Inc.                                                                             DE
         RS Myrtle Beach, Inc.                                                                      SC
         RTV Associates, L.P. (lp)                                                                  DE
         Rushes PostProduction Limited                                                              UK
         Rushes Television S.A. de C.V.                                                             Mexico
         Saigon Broadcasting LLC                                                                    DE
         Santa Monica Financial, Inc.                                                               CA
         Satellite MGT, Inc.                                                                        DE
         SEG Investments, Inc.                                                                      DE
         Servicios Administrativos de Post Produccion S.A. de C.V.                                  Mexico
         Societe Francaise des Communications et du Cable SA                                        FRANCE
         Soho 601 Digital Productions Limited                                                       UK
         Soho Group Limited                                                                         UK
         Soho Images Limited                                                                        UK
         SonicNet, Inc.                                                                             DE
         Sound One Corporation                                                                      NY
         Soundelux Hollywood II, LLC                                                                DE
         Soundelux Hollywood III, LLC                                                               DE
         Southern Satellite Systems, Inc.                                                           GA
         Spectradyne International, Inc.                                                            DE
         SpotOn International Ltd.                                                                  Bermuda
         Spyglass Integration, Inc.                                                                 DE
         Spyglass, Inc.                                                                             DE
         Star Global Com S.A.                                                                       PERU
         Starz Encore Group LLC                                                                     CO
         Static 2358 France SARL                                                                    France
         Static 2358 Holdings Limited                                                               UK
         Static 2358 Limited                                                                        UK
         Static 2358, Inc.                                                                          CA
         STSN General Holdings, Inc.                                                                DE

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         Studio Film and Video Holdings Limited                                                     UK
         SVC Television Limited                                                                     UK
         SVOD LLC                                                                                   CO
         Symphonic Video LLC [dba Digital Symphony]                                                 DE
         TATV, Inc.                                                                                 DE
         TBH Marks, Inc.                                                                            DE
         TCI Cathay TV, Inc.                                                                        CO
         Tele-Cine Limited                                                                          UK
         Telefenua SA                                                                               FRENCH POLYNESIA
         Teleweb S.A.                                                                               PARAGUAY
         TEMPO Sound, Inc.                                                                          OK
         The Box Music Network S.L.                                                                 Spain
         The Box Worldwide, Inc.                                                                    FL
         The Box Worldwide-Europe, B.V.                                                             Netherlands
         TOBH, Inc.                                                                                 DE
         Todd-AO Amusement Production Services, LLC [dba Todd-AO Interactive]                       CA
         Todd-AO DVD, Inc. [dba Stream; Stream Santa Monica; Stream Los Angeles;                    CA
             Stream Hollywood; Ascent Media DVD]
         Todd-AO Hollywood Digital                                                                  CA
         Todd-AO Studios                                                                            CA
         Todd-AO Studios East                                                                       NY
         Todd-AO Studios West                                                                       CA
         Todd-AO Video Services [dba Ascent Media Management Services]                              CA
         Todd-AO, Espana                                                                            CA
         TruePosition, Inc.                                                                         DE
         TSAT Holding 1, Inc.                                                                       DE
         TSAT Holding 2, Inc.                                                                       DE
         TV Show Brasil                                                                             BRAZIL
         UCOM Latin America Finance, Inc.                                                           CAYMAN ISLANDS
         UGC Europe, Inc.                                                                           DE
         UGC Properties, Inc.                                                                       CO
         UGC/SPCo.                                                                                  DE
         UGCH Finance Inc.                                                                          CO
         UIH Asia Investment Co.                                                                    CO
         UIH Asia Ltd. (LP)                                                                         CO

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         UIH China Holdings, Inc.                                                                   CO
         UIH Middle East, Inc.                                                                      CO
         UIH Philippines Holdings, Inc.                                                             CO
         UIH-SFCC Holdings L.P.                                                                     CO
         UIH-SFCC II, Inc.                                                                          CO
         UIH-SFCC LP                                                                                CO
         UIM Aircraft, Inc.                                                                         CO
         United Argentina Communications S.A.
         United Argentina, Inc.                                                                     CO
         United Artists, B.V.                                                                       NETHERLANDS
         United Asia/Pacific Communications, Inc.                                                   DE
         United AUN, Inc.                                                                           CO
         United Brazil, Inc.                                                                        CO
         United Chile, Inc.                                                                         CO
         United Chilie Ventures Inc.                                                                CAYMAN ISLANDS
         United CMH Holdings Inc.                                                                   DE
         United Communications Finance, Inc.                                                        CO
         United Internet, inc.                                                                      CO
         United Japan, Inc.                                                                         CO
         United Latin America Holdings, Inc.                                                        CO
         United Latin America Management, Inc.                                                      CO
         United Latin America Programming, Inc.                                                     CO
         United Latin America Ventures Inc.                                                         CAYMAN ISLANDS
         United Latin America, Inc.                                                                 CO
         United Management, Inc.                                                                    CO
         United Mexico Resources, Inc.                                                              CO
         United Mexico Ventures, inc.                                                               CO
         United Mexico, Inc.                                                                        CO
         United Pan-Europe Communications N.V.                                                      NETHERLANDS
         United Programming, Inc.                                                                   CO
         United UAP, Inc.                                                                           CO
         United UK, Inc.                                                                            CO
         United UPC Bonds LLC                                                                       DE
         United UPC Holdings, Inc.                                                                  DE
         UnitedGlobalCom do Brasil Telecomunica coes Ltd.                                           BRAZIL
         UnitedGlobalCom Europe B.V.                                                                NETHERLANDS

A TABLE OF SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                                                    Jurisdiction
         Name                                                                                       of Formation
         ----                                                                                       ------------

         UnitedGlobalCom, Inc.                                                                      DE
         Video Jukebox Network Europe, Ltd.                                                         UK
         Vine Street Magic, LLC                                                                     DE
         Virgin Islands Video Entertainment Corporation                                             DE
         Visiontext Limited                                                                         UK
         Visualize [dba POP; POP Sound; POP Film]                                                   CA
         VSC MAL CORP.                                                                              DE
         VSDD Acquisition Corp.                                                                     DE
         VTR Banda Ancha S.A.                                                                       CHILE
         VTR Galaxy S.A.                                                                            CHILE
         VTR Global Carrier S.A.                                                                    CHILE
         VTR GlobalCom S.A.                                                                         CHILE
         VTR Ingenieria S.A.                                                                        CHILE
         VTR Net                                                                                    CHILE
         Wink Communications, Inc.                                                                  DE
         Wink Interactive, Inc.                                                                     DE
         X*PRESS Electronic Services, Ltd.                                                          CO
         X*PRESS Information Services, Ltd.                                                         CO
         XTV Limited                                                                                UK